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                                                                     Exhibit (q)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Variable Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Variable Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


Signature                       Title                           Date
---------                       -----                           ----

/s/ James B. Hawkes             President, Principal            August 14, 2000
--------------------------      Executive Officer and
James B. Hawkes                 Trustee

/s/ James L. O'Connor           Treasurer and Principal         August 14, 2000
--------------------------      Financial and Accounting
James L. O'Connor               Officer

/s/ Jessica M. Bibliowicz       Trustee                         August 14, 2000
--------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight            Trustee                         August 14, 2000
--------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III        Trustee                         August 14, 2000
--------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer            Trustee                         August 14, 2000
--------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                         August 14, 2000
--------------------------
Lynn A. Stout

/s/ Jack L. Treynor             Trustee                         August 14, 2000
--------------------------
Jack L. Treynor